TAXATION	12 Months Ended
Dec. 31, 2012
TAXATION
TAXATION
22. TAXATION

The Company is not subject to tax on international shipping income in its respective jurisdictions of incorporation or in the jurisdictions in which their respective vessels are registered. However, the vessel-owning companies’ vessels are subject to tonnage taxes, which have been included in the vessel operating expenses in the accompanying statements of operations.

Pursuant to the U.S. Internal Revenue Code (the “Code”), U.S.-source income from the international operation of vessels is generally exempt from U.S. tax if the company operating the vessels meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the vessels must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. corporations.

All of the Company’s ship-operating subsidiaries satisfy these initial criteria. In addition, these companies must be more than 50% owned by individuals who are residents, as defined, in the countries of incorporation or another foreign country that grants an equivalent exemption to U.S. corporations. These companies also currently satisfy the more than 50% beneficial ownership requirement. In addition, should the beneficial ownership requirement not be met, the management of the Company believes that by virtue of a special rule applicable to situations where the ship operating companies are beneficially owned by a publicly traded company like the Company, the more than 50% beneficial ownership requirement can also be satisfied based on the trading volume and the anticipated widely-held ownership of the Company’s shares, but no assurance can be given that this will remain so in the future, since continued compliance with this rule is subject to factors outside of the Company’s control.